UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 22, 2026

CNL STRATEGIC RESIDENTIAL CREDIT, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-56755	33-3001463
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

CNL Center at City Commons

450 South Orange Avenue

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A is being filed solely for the purpose of correcting a scrivener’s error in the reference to the Company’s next monthly closing date for subscriptions, which was included in the Company’s Current Report on Form 8-K filed on May 22, 2026. Except as described in this explanatory note, all other information contained in the Form 8-K shall remain the same.

Item 1.01 Entry into a Material Definitive Agreement.

On May 22, 2026, CNL Strategic Residential Credit, Inc. (the “Company”) and Valley National Bank, a Tennessee banking corporation, (referred to as “Valley National Bank”) entered into a First Amendment (“First Amendment”) to the Loan and Security Agreement (the “Loan Agreement”) previously entered into by such parties for a fifteen million dollar ($15 million) revolving line of credit (the “Line of Credit”). The First Amendment modifies the Loan Agreement to permit the extension of credit of up to five million dollars ($5.0 million) to be used to satisfy Company liquidity covenants under existing repurchase agreement facilities. The foregoing description of the First Amendment in this Item 1.01 does not purport to be complete in scope and is qualified in its entirety by the full text of such agreement included as an exhibit and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 regarding the First Amendment is incorporated by reference into this Item 2.03.

Item 8.01 Other Events.

Determination of Net Asset Value for Outstanding Shares for the month ended April 30, 2026

On May 22, 2026, the board of directors (the “Board”) of CNL Strategic Residential Credit, Inc. (the “Company”) determined the Company’s net asset value per share for each share class in a manner consistent with the Company’s valuation policy. This table provides the Company’s aggregate net asset value and net asset value per share for its Class FA and Class E shares as of April 30, 2026 (in thousands, except per share data):

Month Ended April 30, 2026	Class E	Class FA	Total
Net Asset Value	$24,371,835	$1,181,026	$25,552,861
Number of Outstanding Shares	966,038	47,392	1,013,430
Net Asset Value, Per Share	$25.23	$24.92

Offering Price Adjustment

On May 22, 2026, the Company’s Board approved the new per share offering price for each share class in the Company’s private offering. As of April 30, 2026, the Company had not sold any Class A, Class T or Class I shares. The new per share offering prices for the Company's Class A, Class T and Class I shares are based on the Company's aggregate net asset value per share as of April 30, 2026 and are adjusted for applicable upfront selling commissions and dealer manager fees. The new offering prices will be used for the Company’s next monthly closing for subscriptions on May 29, 2026. The purchase price for shares purchased under our distribution reinvestment plan will be equal to the net asset value per share for each share class as of April 30, 2026. A subscriber may also obtain this information by calling us by telephone at (866) 650-0650. The following table provides the new offering prices and applicable upfront selling commissions and dealer manager fees, if any, for each share class available in the Company’s current private offering:

	Class E	Class FA	Class A	Class T	Class I
Public Offering Price, Per Share	$25.23	$24.92	$27.23	$26.16	$24.92
Selling Commissions, Per Share	—	—	$1.63	$0.78	—
Dealer Manager Fees, Per Share	—	—	$0.68	$0.46	—

Declaration of Distributions

On May 22, 2026, the Company’s Board declared a distribution on outstanding shares of our Class E common stock and Class FA common stock. For additional information regarding sources of distributions, please see the annual and quarterly reports the Company files with the Securities and Exchange Commission. The declared cash distributions on the outstanding shares of our common stock are based on a monthly record date, as set forth below:

Distribution Record Date	Distribution Payment Date	Declared Distribution Per Share for Each Share Class
		Class E	Class FA
June 26, 2026	June 29, 2026	$0.166667	$0.166667

Investment Activity

From January 14, 2026 through May 22, 2026, the Company invested approximately $9.2 million in preferred equity of entities that acquire residential mortgage servicing rights (“MSR”) interests and the Company purchased 135 residential mortgage whole loans for approximately $45.2 million.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.
10.1	First Amendment to Loan and Security Agreement dated May 22, 2026, by and among the Company, the Guarantor (as defined in therein), and Valley National Bank.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to the items described herein, are forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on the beliefs and assumptions of the Company’s management and on the information currently available to management at the time of such statements. Forward-looking statements generally can be identified by the words “believes,” “expects,” “intends,” “plans,” “will,” “estimates” or similar expressions that indicate future events. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond the Company’s control. Any forward-looking statement made by us in this Current Report is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Important risks, uncertainties and factors that could cause actual results to differ materially from those in the forward-looking statements include the risks associated with the Company’s ability to pay distributions and the sources of such distribution payments, the Company’s ability to locate and make suitable investments, the economy and the broader financial markets, which may have a significant negative impact on the Company's (and its businesses) financial condition, results of operations, cash flows and net asset value per share and other risks described in the Company’s reports and the other documents filed by the Company with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2026		CNL Strategic Residential Credit, Inc. a Maryland corporation

	By:	/s/ Chirag J. Bhavsar
Chirag J. Bhavsar Chief Executive Officer